UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 10, 2009

MobileBits Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-156062	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 Main Street Suite 750 Sarasota, FL 34236
(Address of principal executive offices) (Zip Code)

(941) 309-5356
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregg E. Jaclin, Esq.
Eric M. Stein, Esq.
Christine Mellili, Esq.
Anslow + Jaclin,  LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.  All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.   Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry into a Material Definitive Agreement

As reported in the Current Report on Form 8-K filed on October 6, 2010 and incorporated herein by reference, we entered into a Share Purchase Agreement on September 17, 2010 with Global Commodities Limited (“Global Commodities”), a Isle of Man corporation (the “Global Commodities Purchase Agreement”), pursuant to which we agreed to issue to Global Commodities 4,000,000 shares of our common stock at a purchase price of $0.50 USD per share, equal to $2,000,000 in the aggregate. The closing for this transaction was to take place within thirty days from execution of the Global Commodities Purchase Agreement. Such closing has not and will not occur.

As reported in the Current Report on Form 8-K filed on October 6, 2010 and incorporated herein by reference, we entered into a Share Purchase Agreement on September 28, 2010 with Gaia Investments Limited (“Gaia”), a United Kingdom corporation (the “Gaia Purchase Agreement”), pursuant to which we agreed to issue to Gaia 10,000,000 shares of our common stock at a purchase price of $0.50 USD per share, equal to $5,000,000 in the aggregate. Closing for this transaction was to take place within thirty days from execution of the Gaia Purchase Agreement. Such closing has not and will not occur.

Item 3.02 Unregistered Sales of Equity Securities

MobileBits Holdings Corporation. (the “Company”) has raised $3,310,161 in equity financing since inception. Prior to the Company completing its reverse merger with MobileBits Corporation (formerly known as MobileBits, LLC) and during the time from June 10, 2009 through October 30, 2009, MobileBits, LLC, a private limited liability company (the “LLC”), entered into thirty three (33) Share Purchase Agreements with accredited investors pursuant to which the LLC agreed to issue an aggregate of 2,122,868 membership interests with purchase prices varying from $.33 to $.50 USD per membership interest, equaling $871,647 in the aggregate. Pursuant to the Share Exchange Agreement between the Company, MobileBits Corporation, and the shareholders of MobileBits Corporation, the shareholders of MobileBits Corporation received shares in the Company. Subsequent to the Company completing its reverse merger with MobileBits Corporation, the Company entered into one hundred and thirty six(136) Share Purchase Agreements with accredited investors, pursuant to which we agreed to issue 4,877,029 shares of common stock at a purchase price of $0.50 USD per share, equal to $2,438,515 in the aggregate. Such cumulative funds have been used and will continue to be used to fund business, product development and marketing initiatives.

Item 9.01 Financial Statement and Exhibits.

None.

(d) Exhibits

Exhibit No.	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDINGS CORP.

Date: April 4, 2011	By:	/s/ Walter Kostiuk
Walter Kostiuk
Chief Executive Officer